                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                   ARK Funds
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

--------------------------------------------------------------------------------

     (4) Date filed:

--------------------------------------------------------------------------------

                                   ARK FUNDS
                            ONE FREEDOM VALLEY DRIVE
                                 OAKS, PA 19456

                                                                    June 7, 2000

Dear Shareholder:

     Enclosed is a proxy statement asking you to vote for (1) the seven nominees for the Board of Trustees of ARK Funds (the "Fund") and (2) ratification of the Board's selection of the independent accountants for the Fund.

     A shareholder meeting is being held on June 29, 2000 to vote on these nominees and the independent accountants and to transact any other business that may properly come before the meeting. This proxy statement contains detailed information about each of the nominees and information on the independent accountants and we recommend that you read it carefully.

     Thank you for your attention to this matter and for your continuing investment in the Fund.

                                          Very truly yours,

                                          /s/ WILLIAM H. COWIE, JR.
                                          WILLIAM H. COWIE, JR.
                                          Chairman of the Board

                                   ARK FUNDS
                            ONE FREEDOM VALLEY DRIVE
                                 OAKS, PA 19456

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            ------------------------

To Our Shareholders:

     Notice is hereby given that an Annual Meeting of Shareholders of ARK Funds (the "Fund") will be held at 3:00 p.m. Eastern time on June 29, 2000 at Allfirst Trust Company N.A., 25 S. Charles Street, 16th Floor, Baltimore, Maryland, for the following purposes:

     1. To elect a Board of seven Trustees.

     2. To ratify the selection by the Board of Trustees of KPMG LLP as independent accountants for the fiscal year ending April 30, 2001.

     3. To consider and act upon any other business as may properly come before the meeting and any adjournments thereof.

     Only holders of shares of beneficial interest of the Fund of record at the close of business on May 3, 2000 are entitled to notice of and to vote at the meeting and any adjournments thereof.

                                          By Order of the Board of Trustees

                                          /s/ THOMAS R. RUS
                                          THOMAS R. RUS
                                          Secretary

           YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
                    PLEASE RETURN YOUR PROXY CARD PROMPTLY.

     ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED FORM OF PROXY, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

     TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

                                   ARK FUNDS
                            ONE FREEDOM VALLEY DRIVE
                                 OAKS, PA 19456

                            ------------------------

                                PROXY STATEMENT

     This proxy statement is furnished by the Board of Trustees of ARK Funds (the "Fund") in connection with its solicitation of proxies for use at the Annual Meeting of Shareholders (the "Meeting") of the Fund to be held at 3:00 p.m. Eastern time on June 29, 2000 at Allfirst Trust Company N.A., 25 S. Charles Street, 16th Floor, Baltimore, Maryland. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Shareholders.

     The close of business on May 3, 2000 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. As of the record date, the Fund had the following shares of beneficial interest outstanding and entitled to vote:

                                          SHARES OF BENEFICIAL INTEREST OUTSTANDING ON MAY 3, 2000
                                          --------------------------------------------------------
                                            RETAIL       RETAIL     INSTITUTIONAL    INSTITUTIONAL
PORTFOLIO                                   CLASS A      CLASS B        CLASS          CLASS II
---------                                 -----------    -------    -------------    -------------
U.S. Treasury Money Market..............   18,768,442                 264,834,883     122,875,674
U.S. Government Money Market............  116,780,010               1,389,892,279     100,361,199
Money Market............................  254,182,302     23,023      515,583,113     282,891,336
Tax-Free Money Market...................   45,929,873                  65,133,622      34,017,900
Short-Term Treasury.....................      990,953                   3,534,854
Short-Term Bond.........................                                9,580,079
Maryland Tax-Free.......................    2,727,830      5,307        9,268,459
Pennsylvania Tax-Free...................      323,916     19,987       17,123,466
Intermediate Fixed Income...............                               12,213,726
U.S. Government Bond....................      247,828                  17,951,395
Income..................................      603,596     45,178       36,090,460
Balanced................................    2,575,229    655,314       20,658,718
Equity Income...........................      278,753                   6,944,390
Value Equity............................      499,510     41,831       30,325,863
Equity Index............................      503,606                  10,202,180
Blue Chip Equity........................    3,114,846    461,438        8,994,850
Capital Growth..........................    2,024,624    551,088        7,422,990
Mid-Cap Equity..........................       63,746                   5,213,870
Small-Cap Equity........................      493,666                   3,501,462
International Equity Selection..........      226,956                   3,105,605

                                              SHARES OF BENEFICIAL INTEREST OUTSTANDING ON MAY 3, 2000
                                          ----------------------------------------------------------------
PORTFOLIO                                 CORPORATE CLASS      CORPORATE II CLASS      CORPORATE III CLASS
---------                                 ---------------      ------------------      -------------------
U.S. Treasury Cash Management..........          0                     0                        0
U.S. Government Cash Management........          0                     0                        0
Prime Cash Management..................          0                     0                        0
Tax-Free Cash Management...............          0                     0                        0

     Each share will be entitled to one vote for each proposal at the Meeting. It is expected that the Notice of Annual Meeting of Shareholders, Proxy Statement and form of Proxy will first be mailed to shareholders on or about June 7, 2000.

     The Fund's most recent Annual and Semi-Annual Reports have previously been sent to shareholders and may be obtained without charge by calling toll-free 1-888-4ARK-FUND or by writing to the Fund at ARK Funds, P.O. Box 8525, Boston, MA 02266-8525.

     If the accompanying form of Proxy is properly executed and returned, shares represented by it will be voted at the Meeting, or any adjournments thereof, in accordance with the instructions on the Proxy. However, if no instructions are specified, shares will be voted for the election of the nominees for Trustee and for ratification of the selection of the independent accountants. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund, by execution of a subsequent Proxy or by attendance at the Meeting. If sufficient votes to approve one or more of the proposed items are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of a majority of the votes cast, provided a quorum is present. In such case, the persons named as proxies will vote those Proxies which they are entitled to vote for any such item in favor of such an adjournment, and will vote those Proxies required to be voted against any such item against any such adjournment. In the event that the Meeting is adjourned, the same procedures will apply at a later Meeting date.

     Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and with respect to which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against any proposal where the required vote is a percentage of the shares present. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal.

     Information about persons who, to the knowledge of management, owned beneficially more than 5% of the outstanding shares of a portfolio ("Portfolio") is set forth in Appendix B. To the knowledge of management, the executive officers and Trustees of the Fund, as a group, owned less than 1% of the outstanding shares of each Portfolio as of May 3, 2000.

     The expense of solicitation will be borne by the Fund and will include reimbursement of brokerage firms and others for expenses in forwarding proxy solicitation material to beneficial owners. The solicitation of Proxies will be largely by mail. Certain officers and regular agents of the Fund, who will receive no additional compensation for their services, may use their efforts, by telephone or otherwise, to request the return of proxies.

                              ELECTION OF TRUSTEES
                                (PROPOSAL NO. 1)

     The Board of Trustees has acted to expand its membership from five to seven and has nominated the seven individuals identified below for election to the Fund's Board of Trustees at the Meeting. Under Proposal No. 1, shareholders of the Fund are being asked to vote for these nominees. Pertinent information about each nominee is set forth in the listing below. The Fund does not intend to hold annual meetings of shareholders unless shareholder action is required. Accordingly, if elected each nominee will serve for a term of unlimited duration until his or her term expires in accordance with the Fund's retirement policy or until the next meeting of shareholders at which Trustees are elected, whichever is earlier. The Fund's retirement policy, adopted at a Board meeting in June 1999, calls for the retirement of Trustees when they reach the age of 75, although Trustees who were 75 at the time of the June 1999 meeting will be allowed to serve an additional two years.

     The increase in the size of the Board and the nomination of the individuals identified below to serve as the Board members reflects the Board's belief that the Fund will benefit from the diversity and experience of the nominees that would comprise the expanded Board. These nominees have had distinguished careers in business, finance, and other areas and will bring a wide range of experience to the Board.

     One of the nominees who is not currently a Trustee, Mr. Garland, is currently a director of The Govett Funds, Inc. It is currently being contemplated that certain investment series of The Govett Funds, Inc. be reorganized with and into Portfolios of the Fund (the "Govett Reorganizations"). The Govett Reorganizations are contingent on the approval of the shareholders of The Govett Funds, Inc. and exemptive action by the Securities and Exchange Commission ("SEC"). In light of the Govett Reorganizations, the Board believes that the election of Mr. Garland would be beneficial to the Fund and to Fund shareholders. If elected by shareholders of the Fund, Mr. Garland would not serve as a Trustee until the completion of the Govett Reorganizations.

     The other nominee who is not currently a Trustee, Mr. Gold, is currently the Executive Vice President responsible for the Asset Management Group of Allfirst Financial Inc., a diversified financial services company headquartered in Baltimore, Maryland, and parent company of Allfirst Bank and Allied Investment Advisors, Inc. ("AIA"), the Fund's adviser. While it is common for a representative of the investment adviser to serve on the Board of an investment company, the Glass-Steagall Act historically prohibited bank officers and employees (such as Mr. Gold) from serving as trustees or officers of SEC-registered investment companies. The recent Gramm-Leach-Bliley Act removed these prohibitions, effective in March 2000. The Board feels that the election of Mr. Gold would be beneficial to the Fund and Fund shareholders because, among other reasons, it would result in a representative of AIA assuming the responsibilities of serving as a Board member in addition to contributing AIA's perspective to the management of the Fund.

     Six of the nominees have no affiliation with AIA or SEI Investments Mutual Funds Services (the Fund's administrator) and would be Trustees who are not "interested persons" of the Fund under the meaning of Section 2(a)(19) of the Investment Company Act of 1940 ("Independent Trustees"). Independent Trustees are charged with special responsibilities, among other things, to approve investment advisory, distribution and similar agreements between the Fund and management. They also constitute the members of the Board's Audit Committee. In the course of their duties, Independent Trustees must review and understand large amounts of financial and technical material and must be willing to devote substantial amounts of time to their duties.

     Each nominee has consented to be named in this Proxy Statement and has indicated a willingness to serve if elected.

     The following table sets forth information relating to the compensation paid to Trustees and Board nominees during the past fiscal year:

                               COMPENSATION TABLE

                                                                                 TOTAL COMPENSATION
                                                               AGGREGATE        PAID TO TRUSTEES FROM
                                                           COMPENSATION FROM        FUND AND FUND
TRUSTEES AND NOMINEES                                            FUND                COMPLEX(1)
---------------------                                      -----------------    ---------------------
Cowie, Jr., William H. ..................................       $25,000                $25,000
Downes, David, D. .......................................       $20,000                $20,000
Garland, Sir Victor......................................       $     0                $     0
Gold, Rick A. ...........................................       $     0                $     0
Kerr, Charlotte R.(2)....................................       $28,750                $28,750
Schweizer, Thomas........................................       $20,000                $20,000
Seidel, Richard B. ......................................       $20,000                $20,000

---------------
(1) The Fund's Trustees do not receive any pension or retirement benefits from the Fund as compensation for the services as Trustees. The Fund is the sole investment company in the fund complex.

(2) Ms. Kerr earned $8,750 in deferred compensation for Board service in previous years.

     It is the intention of the persons named in the accompanying form of Proxy to vote for the election of William H. Cowie, Jr., David D. Downes, Sir Victor Garland, Rick A. Gold, Charlotte R. Kerr, Thomas

Schweizer and Richard B. Seidel. Messrs. Cowie, Downes, Schweizer and Seidel and Ms. Kerr are currently Trustees. The nominees for Trustees were selected by the Board, including all Independent Trustees, on April 4, 2000. Only Messrs. Cowie, Schweizer and Ms. Kerr have previously been elected by shareholders (in 1993). Messrs. Downes and Seidel were elected by the Board of Trustees in 1995 and 1998, respectively.

     The following table sets forth certain information concerning each of the nominees and each Trustee of the Fund standing for reelection.

                  INFORMATION REGARDING TRUSTEES AND NOMINEES

                                                                                SHARES OF
                                                                               BENEFICIAL
NAME, DATE OF BIRTH, BUSINESS EXPERIENCE DURING THE      POSITION            INTEREST OWNED
PAST FIVE YEARS AND OTHER DIRECTORSHIPS                  WITH FUND           AT MAY 3, 2000
---------------------------------------------------    -------------    -------------------------
William H. Cowie, Jr. (1/24/31): Prior to retirement,     Trustee       Money Market Portfolio:
Mr. Cowie was Chief Financial Officer (1991-1995) of                    10,124 Class A
Pencor, Inc. (developers of environmental projects).
Prior to 1991, Mr. Cowie was Vice Chairman of Signet                    Small-Cap Equity
Banking Corporation.                                                    Portfolio: 40,976 Class A
                                                                        Blue Chip Equity
                                                                        Portfolio: 46,631 Class A

David D. Downes (7/16/35): Mr. Downes is an attorney      Trustee       Money Market Portfolio:
in private practice (since October 1996). Prior                         144,731 Institutional
thereto he was a partner (1989-1995) and of counsel                     Class.
(1995-Sept. 1996) of Venable, Baetjer & Howard (law
firm).                                                                  Mid-Cap Equity Portfolio:
                                                                        1,755 Institutional Class

Sir Victor Garland (5/5/34): Private investor since     Nominee for     0
1984 and President of The Govett Funds, Inc. and a        Trustee
director of a number of U.K. public companies. He is
the former Australian Ambassador to the U.K. and a
former director of Prudential Assurance Corporation
in the U.K.

*Rick A. Gold (8/4/49): Executive Vice President of    President and    Equity Index Portfolio:
the Asset Management Group of Allfirst Financial        Nominee for     8,863 Institutional Class
Inc., a financial services company headquartered in       Trustee
Baltimore, MD, and parent company to Allfirst Bank                      Small-Cap Equity
and AIA.                                                                Portfolio: 2,494
                                                                        Institutional Class

                                                                        Value Equity Portfolio:
                                                                        6,271 Institutional Class

Charlotte R. Kerr (9/26/46): Ms. Kerr is Practitioner     Trustee       0
and faculty member at the Traditional Acupuncture
Institute.

Thomas Schweizer (8/21/22): Prior to his retirement       Trustee       0
in 1987, Mr. Schweizer was self-employed. He
currently is a board member of various charity
organizations and hospitals.

Richard B. Seidel (4/20/41): Mr. Seidel is a Director     Trustee       Capital Growth Portfolio:
and President (since 1994) of Girard Partners, Ltd.                     1,570 Class A
(a registered broker-dealer).

---------------
* Indicates "interested" Trustee, as defined by the Investment Company Act of 1940, by reason of his affiliation with AIA.

     The Fund has an Audit Committee, the members of which are the Independent Trustees. The Audit Committee makes recommendations to the Board with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations.

     There were four meetings of the Fund's Board of Trustees held during the fiscal year ended April 30, 2000. The Audit Committee met two times during the fiscal year ended April 30, 2000. No Trustee attended fewer than 75% of the aggregate of the total number of meetings of the Board of Trustees and the Audit Committee held during the 2000 fiscal year.

     The executive officers of the Fund are listed in Appendix A. Officers are elected periodically by the Board of Trustees.

REQUIRED VOTE

     The nominees receiving the affirmative vote of a plurality of the votes cast will be elected Trustees, provided a quorum is present. The presence in person or by proxy of a majority of the shares entitled to vote constitutes a quorum for the transaction of business.

     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES UNDER PROPOSAL NO. 1.

              RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS
                                (PROPOSAL NO. 2)

     Shareholders are requested to ratify the selection by the Board of Trustees, including all of the Independent Trustees, of KMPG LLP as the Fund's independent accountants for the fiscal year ending April 30, 2001. In addition to the normal audit services, KMPG LLP provides services in connection with the preparation and review of federal and state tax returns for the Fund. KMPG LLP has advised the Fund that it has no material direct or indirect financial interest in the Fund or its affiliates. The Fund's Audit Committee recommended that KMPG LLP be selected as the Fund's independent accountants for the current fiscal year. The employment is conditioned on the right of the Fund to terminate the employment forthwith without any penalty. A representative of KMPG LLP is not expected to attend the Meeting.

REQUIRED VOTE

     Approval of Proposal No. 2 requires the affirmative vote of a majority of the votes cast with respect to Proposal No. 2 at the Meeting, provided a quorum is present.

     THE BOARD OF TRUSTEES, INCLUDING ITS INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THIS PROPOSAL NO. 2.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

     Investment advisory services are provided to the Fund's Portfolios by AIA, 100 E. Pratt Street, Baltimore, MD 21202. As of March 31, 2000, AIA, a wholly-owned subsidiary of Allfirst Bank (formerly, First National Bank of Maryland), had approximately $14.7 billion in assets under management.

DISTRIBUTION, ADMINISTRATIVE AND TRANSFER AGENCY SERVICES

     SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, PA 19456, serves as the distributor of the Fund's shares. SEI Mutual Funds Services, One Freedom Valley Drive, Oaks, PA 19456, serves as the Fund's administrator. Allfirst Trust Company N.A., 25 S. Charles Street, Baltimore, MD 21201, also provides administrative services to the Fund pursuant to a sub-administration agreement with SEI Mutual Funds Services. The Fund's transfer agent is SEI Investments Management Corporation, One Freedom Valley Drive, Oaks, PA 19456. SEI Investments Management Corporation has subcontracted transfer agency services to State Street Bank and Trust Company, One Heritage Drive, North Quincy, MA 02171.

                                 OTHER MATTERS

     No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named as proxies in the enclosed Proxy will vote thereon according to their best judgment in the interests of the Fund.

                             SHAREHOLDER PROPOSALS

     A shareholder's proposal intended to be presented at any subsequent meeting of shareholders of the Fund must be received by the Fund a reasonable time before the Board of Trustees makes the solicitation relating to such meeting, in order to be included in the Fund's proxy statement and form of proxy relating to such meeting. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

     The Fund is not required to hold annual meetings of shareholders if the election of Board members is not required under the Investment Company Act of 1940. It is the present intention of the Board not to hold annual meetings of shareholders unless such shareholder action is required.

Dated: June 7, 2000

                                                                      APPENDIX A

                              OFFICER INFORMATION

NAME (DATE OF BIRTH)                         OFFICE WITH THE TRUST              PRINCIPAL OCCUPATIONS
--------------------                   ----------------------------------  --------------------------------
Rick A. Gold                           President since April 2000          See p. 5 of the Proxy Statement.
(8/4/49)
James F. Volk                          Controller, Treasurer and           Mr. Volk is Director of
(8/28/62)                              Principal Financial Officer since   Investment Accounting
                                       March 1997.                         Operations. He joined SEI
                                                                           Investments Mutual Funds
                                                                           Services in February 1996 and is
                                                                           co-director of the International
                                                                           Fund Accounting Group. From
                                                                           December 1993 to January 1996,
                                                                           Mr. Volk was Assistant Chief
                                                                           Accountant of the SEC's Division
                                                                           of Investment Management. Prior
                                                                           to December 1993, Mr. Volk spent
                                                                           nine years with Coopers &
                                                                           Lybrand L.L.P., most recently as
                                                                           a senior manager.
Thomas R. Rus                          Secretary since April 2000.         Mr. Rus is Vice President and
(10/11/59)                                                                 Trust Counsel of Allfirst Trust
                                                                           Company N.A. and Allfirst Bank,
                                                                           Compliance Officer of Allfirst
                                                                           Trust Company N.A. and the Fund.
                                                                           He has been with Allfirst Trust
                                                                           Company N.A. since 1995.
Lydia A. Gavalis                       Vice President and Assistant        Ms. Gavalis is Vice President
(6/5/64)                               Secretary since 1998.               and Assistant Secretary of SEI
                                                                           Investments Company (since
                                                                           1998). Previously she was
                                                                           Assistant General Counsel and
                                                                           Director of Arbitration,
                                                                           Philadelphia Stock Exchange
                                                                           (1989-1998).
Timothy D. Barto                       Vice President and Assistant        Mr. Barto is Vice President and
(3/28/68)                              Secretary since April 2000.         Assistant Secretary of SEI
                                                                           Investments Company (since
                                                                           November 1999). Previously he
                                                                           was an associate with Dechert
                                                                           Price & Rhoads (law firm)
                                                                           (1997-1999) and with Richter,
                                                                           Miller & Finn (law firm)
                                                                           (1994-1997).
Todd Cipperman                         Senior Vice President and General   Mr. Cipperman was Vice President
(2/14/66)                              Counsel since November 1995         and Assistant Secretary of SEI
                                                                           Investments from 1995 to 1999
                                                                           and was promoted to Senior Vice
                                                                           President and General Counsel in
                                                                           2000. From 1994 to May 1995, Mr.
                                                                           Cipperman was an associate with
                                                                           Dewey Ballantine (law firm).
                                                                           Prior to 1994, Mr. Cipperman was
                                                                           an associate with Winston &
                                                                           Strawn (law firm) since 1991.
Michele L. Dalton                      Vice President and Assistant        Ms. Dalton is a Senior Vice
(2/16/59)                              Secretary since April 2000.         President of Allfirst Financial
                                                                           Inc. (since 1994). Prior to
                                                                           1994, Ms. Dalton was Vice
                                                                           President of First Colonial
                                                                           Bankshares Corporation.

NAME (DATE OF BIRTH)                         OFFICE WITH THE TRUST              PRINCIPAL OCCUPATIONS
--------------------                   ----------------------------------  --------------------------------
Christine M. McCullough                Vice President and Assistant        Ms. McCullough is a Vice
(12/5/60)                              Secretary since April 2000.         President and Assistant
                                                                           Secretary of SEI Investments
                                                                           (since November 1999). From 1991
                                                                           to 1999, Ms. McCullough was an
                                                                           associate with White and
                                                                           Williams (law firm).
James R. Foggo                         Vice President and Assistant        Mr. Foggo is Vice President and
(6/30/64)                              Secretary since 1998                Assistant Secretary of SEI
                                                                           Investments (since 1998). In
                                                                           1998, Mr. Foggo was an associate
                                                                           with Paul Weiss, Rifkind,
                                                                           Wharton & Garrison (law firm).
                                                                           From 1995 to 1998, Mr. Foggo was
                                                                           an associate with Baker &
                                                                           McKenzie (law firm). From 1993
                                                                           to 1995, Mr. Foggo was an
                                                                           associate with Battle Fowler
                                                                           L.L.P (law firm). Prior to 1990,
                                                                           Mr. Foggo was Operations Manager
                                                                           with The Shareholder Services
                                                                           Group, Inc. (since 1986).

                                                                      APPENDIX B

                                5% SHAREHOLDERS

NAME AND ADDRESS                                                                       PERCENT OF
OF SHAREHOLDER                            PORTFOLIO            NUMBER OF SHARES        PORTFOLIO
----------------                          ---------            ----------------        ----------
Allfirst Financial Pension Plan             Income                  4,152,659            11.01%
Allfirst Bank - Mail Code 109-810
110 S. Paca Street
Baltimore, MD 21201
                                           Balanced                11,708,286            49.13%

                                        Mid-Cap Equity                591,621            11.07%

                                       Small-Cap Equity               544,200            10.18%

Film-Allfirst Financial                U.S. Government          1,003,200,000            65.10%
Allfirst Building                        Money Market
M/C 101-333
25 S. Charles Street
Baltimore, MD 21201
                                        U.S. Treasury             185,300,000            44.43%
                                         Money Market

IBEW Intl Off Reps & Assts Pen Plan    Small-Cap Equity               471,053            11.57%
IBEW
1125-15th Street, N.W.
Washington, DC 20005-2765
                                            Income                  6,716,786            17.81%

IBEW Off Emp Pen Plan                   Mid-Cap Equity                270,792             5.01%
IBEW
1125-15th Street, N.W.
Washington, DC 20005-2765
                                            Income                  2,457,621             6.52%

MD Med Comp Ins-Equity                   Equity Index                 623,645             5.82%
MD Medicine Comp Ins Program
11 South Paca Street Suite 200
Baltimore, MD 21201-1791

NAME AND ADDRESS                                                                       PERCENT OF
OF SHAREHOLDER                            PORTFOLIO            NUMBER OF SHARES        PORTFOLIO
----------------                          ---------            ----------------        ----------
Montgomery Co Bd Ed Ret Health/Life        Balanced                 1,280,637             5.37%
Montgomery County Public Schools
850 Hungerford Drive
Rockville, MD 20850-1747

Pinnacle Health System PP-ARK Index      Equity Index                 599,105             5.59%
Pinnacle Health System
PO Box 8700
Harrisburg, PA 17105-8700

Pollock Fdn, T/AS                        Equity Index                 577,370             5.39%
S. Wilson Pollock & Grace M. Pollock
333 N 26th Street
Camp Hill, PA 17011

Pollock, S&G T/A                         Pennsylvania               1,399,302             8.13%
S. Wilson Pollock & Grace M. Pollock       Tax-Free
333 N 26th Street
Camp Hill, PA 17011

SEI Trust Company                        Equity Index                 880,289             8.22%
FBO Chevy Chase Trust
1 Freedom Valley Drive
Oaks, PA 19456

Smithco Profit Sharing                     Balanced                 1,379,871             5.79%
L. B. Smith, Inc.
2001 State Road
Camp Hill, PA 17011

U of MD Med Pen                            Balanced                 2,441,953            10.25%
Sr. Benefit Consultant
U of MD Med System
29 S. Green Street-Room 133
Baltimore, MD 21201

ArkTrust

                                      PROXY

                                    ARK FUNDS
                            ONE FREEDOM VALLEY DRIVE
                                 OAKS, PA 19456

                    Proxy for Annual Meeting of Shareholders
                                  June 29, 2000

     This Proxy is Solicited on Behalf of the Board of Trustees of ARK Funds

The undersigned Shareholder(s) of ARK Funds ("the Fund") hereby appoint(s) James Foggo, Laurie Brooks and Timothy Barto, each of them (with full power of substitution), the proxy or proxies of the undersigned to attend the Annual Meeting of Shareholders ("the "Meeting") of the Fund to be held on Thursday, June 29, 2000, and any adjournment thereof, to vote all of the shares of the Fund that the signer would be entitled to vote on the proposals set forth below if personally present at the Meeting and on any matters brought before the Meeting, as is set forth in the Notice of Annual Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as checked below.

ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED FOR THE PROPOSAL.

                      PLEASE DATE, SIGN AND RETURN PROMPTLY

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                                             KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
                                            DETACH AND RETURN THIS PORTION ONLY

               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

ARK FUNDS


VOTE ON TRUSTEES

1.   Proposal to elect a new Board of Trustees.

                                         FOR ALL   WITHHOLD ALL   FOR ALL EXCEPT
     The nominees for Trustees are:
     01) William H. Cowie, Jr., 02) David D. Downes,
     03) Sir Victor Garland, 04) Rick A. Gold,
     05) Charlotte R. Kerr, 06) Thomas Schweizer and
     07) Richard B. Seidel

     TO WITHHOLD AUTHORITY TO VOTE, MARK "FOR ALL EXCEPT" AND WRITE THE
         NOMINEE'S NUMBER ON THE LINE BELOW.

     -------------------------------------------

2. Proposal to ratify the selection of KPMG LLP as independent accountants for the fiscal year ending April 30, 2001.


                                                       FOR    AGAINST   ABSTAIN

3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The undersigned acknowledges receipt with this proxy of a copy of the Notice of Annual Meeting of Shareholders and the Proxy Statement of the Board of Trustees.

     Your signature(s) on this proxy should be exactly as your name or names appear on this proxy. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below the signature.

                                       Date
                                            ------------

--------------------------------------------------------
Shareholder sign here               Co-owner sign here